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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-30973 (Commission File Number)	38-3516922 (IRS Employer Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 241-3431
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 27, 2009, Registrant issued a press release announcing its results of operations and financial condition for and as of the quarter and six months ended June 30, 2009, unaudited. The press release is furnished herewith as Exhibit No. 99.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Press Release dated July 27, 2009 announcing Registrant’s results of operations and financial condition for and as of the quarter and six months ended June 30, 2009.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.
Date: July 27, 2009	By:	/s/ H. Douglas Chaffin
H. Douglas Chaffin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99	Press Release dated July 27, 2009 announcing Registrant’s results of operations and financial condition for and as of the quarter and six months ended June 30, 2009.